SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 11, 2004

STEPAN COMPANY

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-4462	36-1823834
(Commission File Number)	(I.R.S. Employer Identification No.)

Edens and Winnetka Road, Northfield, Illinois	60093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 446-7500

Item 5. Other Events and Regulation FD Disclosure

On March 11, 2004, Stepan Company (“Stepan”) issued a press release providing certain information with respect to its completion of amendments to its U.S. loan agreements effective December 31, 2003. A copy of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7. Financial Statements and Exhibits

(c)	Exhibits

Exhibit Number	Description
99.1	Press Release of Stepan Company dated March 11, 2004

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEPAN COMPANY

By:	/s/ Kathleen M. Owens
Kathleen M. Owens Assistant Secretary

Date: March 16, 2004

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Stepan Company dated March 11, 2004

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